As filed with the Securities and Exchange Commission on August 19, 2004

Registration No. 333-116578

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

POST-EFFECTIVE

AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SAKS INCORPORATED

(Exact name of Registrant as specified in its charter)

Tennessee	62-0331040
(State or Other Jurisdiction of Incorporate or Organization)	(I.R.S. Employer Identification No.)

750 Lakeshore Parkway

Birmingham, Alabama 35211

Telephone: (205) 940-4000

Facsimile: (205) 940-4468

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Charles J. Hansen

Executive Vice President and General Counsel

Saks Incorporated

750 Lakeshore Parkway

Birmingham, Alabama 35211

Telephone: (205) 940-4000

Facsimile: (205) 940-4468

(Name, address, including zip code, and telephone number, including area code of agent for service)

With copies to:

Mark F. McElreath

Alston & Bird LLP

90 Park Avenue

New York, New York 10016

Telephone: (212) 210-9400

Facsimile: (212) 210-9444

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the effective date of this registration statement.

TABLE OF ADDITIONAL REGISTRANTS

The following subsidiaries of Saks Incorporated are guarantors of the notes and are co-registrants:

Name of Additional Registrant	State of Incorporation or Organization	I.R.S. Employer Identification Number
Carson Pirie Holdings, Inc.	Delaware	63-1210093
Herberger’s Department Stores, LLC	Minnesota	63-1215837
Jackson Leasing, LLC	Mississippi	63-1265323
McRae’s of Alabama, Inc.	Alabama	63-0165960
McRae’s Stores Partnership	Mississippi	72-1360263
McRae’s Stores Services, Inc.	Illinois	63-1215268
McRae’s, Inc.	Mississippi	64-0202140
McRIL, LLC	Virginia	63-1265548
New York City Saks, LLC	New York	63-1242260
NorthPark Fixtures, Inc.	Delaware	62-1785808
Parisian, Inc.	Alabama	63-0680839
PMIN General Partnership	Virginia	63-1266425
Saks & Company	New York	13-1256625
Saks Direct, Inc.	New York	13-2733441
Saks Distribution Centers, Inc.	Illinois	63-1215855
Saks Fifth Avenue Distribution Company	Delaware	13-3909991
Saks Fifth Avenue of Texas, Inc.	Delaware	13-2781671
Saks Fifth Avenue Texas, L.P.	Delaware	63-1240768
Saks Fifth Avenue, Inc.	Massachusetts	04-2226632
Saks Wholesalers, Inc.	Alabama	63-1221059
Merchandise Credit, LLC	Virginia	04-3586216
Saks Holdings, Inc.	Delaware	51-1685667
SCIL Store Holdings, Inc.	Delaware	71-0863880
SCCA Store Holdings, Inc.	Delaware	63-1265331
SCCA, LLC	Virginia	63-1267381
SCIL, LLC	Virginia	63-1265481
SFAILA, LLC	Virginia	63-1264900
Tex SFA, Inc.	New York	13-3593607

c/o Saks Incorporated

750 Lakeshore Parkway

Birmingham, Alabama 35211

Telephone: (205) 940-4000

Facsimile: (205) 940-4468

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Each of the Co-Registrant’s Principal Executive Offices)

Charles J. Hansen

Executive Vice President and General Counsel

Saks Incorporated

750 Lakeshore Parkway

Birmingham, Alabama 35211

Telephone: (205) 940-4000

Facsimile: (205) 940-4468

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service for Each Co-Registrant)

With copies to:

Mark F. McElreath

Alston & Bird LLP

90 Park Avenue

New York, New York 10016

Telephone: (212) 210-9400

Facsimile: (212) 210-9444

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ (Registration No. 333-116578)

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The purpose of this post-effective amendment no. 2 to the registration statement on Form S-3 of Saks Incorporated, Inc. (333-116578) is to amend the table under the caption “Selling Securityholders” to add the names of selling securityholders who have requested inclusion in the prospectus since July 16, 2004, the date of effectiveness of the registration statement in which the prospectus is contained. This information is provided in the prospectus supplement included in this post-effective amendment. You may find a copy of the prospectus that is part of this registration statement in our filing of such prospectus pursuant to Rule 424(b)(3) on July 19, 2004.

The information in this prospectus supplement is not complete and may be changed. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 19, 2004

PROSPECTUS SUPPLEMENT No. 2

(To Prospectus Dated July 16, 2004)

$230,000,000

SAKS INCORPORATED

2.00% Convertible Senior Notes

due March 15, 2024

and

12,307,001 Shares of Common Stock Issuable

Upon Conversion of the Notes

This prospectus supplement updates the prospectus dated July 16, 2004, which prospectus is included in our filing pursuant to Rule 424(b)(3) filed with the Securities and Exchange Commission on July 19, 2004. You should read this prospectus supplement in conjunction with the prospectus, and this prospectus supplement is qualified by reference to the prospectus, except to the extent that the information in this prospectus supplement supersedes the information contained in the prospectus. This prospectus supplement is not complete without, and may not be delivered or utilized except in connection with, the prospectus, including all amendments and supplements thereto.

Investing in the notes or our common stock involves risks. Please review the “Risk Factors” beginning on page 6 of the prospectus for a discussion of certain risks that you should consider in connection with an investment in the notes and common stock issuable upon conversion of the notes.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus or this prospectus supplement. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is             , 2004

The information appearing under the section entitled “Selling Securityholders” in the prospectus is amended and restated by the information appearing below.

SELLING SECURITYHOLDERS

We originally issued the notes in a private placement, and the notes were then resold by the initial purchasers thereof to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Selling securityholders, including any non-sale transferees, pledges or donees or their successors, may from time to time offer and sell any or all of the notes and common stock into which the notes are convertible pursuant to this prospectus supplement and accompanying prospectus.

The selling securityholders may offer all, some or none of the notes or common stock into which the notes are convertible. Because the selling securityholders may offer all or some portion of the notes or the common stock, no estimate can be given as to the amount of the notes or the common stock that will be held by the selling securityholders upon completion of any sales.

Name of Selling Securityholder	Principal Amount of Notes Beneficially Owned that may be Sold	Number of Shares of Common Stock Owned Prior to this Offering (1) (2)		Conversion Shares of Common Stock that may be Sold (2)	Notes Owned After Completion of this Offering (3)	Shares of Common Stock Owned After Completion of this Offering (3)
BNP Paribas Equity Strategies, SNC	$7,228,000	409,614		386,760	0	0
Lyxor/Convertible Arbitrage Fund Limited	$1,343,000	71,862		71,862	0	0
Singlehedge US Convertible Arbitrage Fund	$1,679,000	89,841		89,841	0	0
CooperNeff Convertible Strategies (Cayman) Master Fund, LP	$8,018,000	429,032		429,032	0	0
Transamerica Life Insurance and Annuity Company	$6,500,000	347,806		347,806	0	0
Transamerica Insurance Corporation	$500,000	26,754		26,754	0	0
Transamerica Accidental Life	$3,000,000	160,526		160,526	0	0
Zurich Institutional Benchmarks Master Fund Ltd.	$1,500,000	80,263		80,263	0	0
Zazove Income Fund, L.P.	$1,000,000	53,508		53,508	0	0
Zazove Convertible Arbitrage Fund, L.P.	$4,500,000	240,789		240,789	0	0
Sturgeon Limited	$1,482,000	79,299		79,299	0	0
Allstate Insurance Company	$1,500,000	153,354	(6)	80,263	0	0
Lincoln National Convertible Securities Fund	$1,275,000	68,223		68,223	0	0
Mellon HBV Master Convertible Arbitrage Fund LP	$920,000	49,228		49,228	0	0
Mellon HBV Master Multi-Strategy Fund LP	$554,000	29,643		29,643	0	0
SEI Private Trust Company	$380,000	361,533		20,333	0	0
American Advantage Funds	$490,000	26,219		26,219	0	0
Aventis Pension Master Trust	$360,000	19,263		19,263	0	0
Boilermaker – Blacksmith Pension Trust	$2,150,000	115,043		115,043	0	0
CALAMOS® Convertible Fund – CALAMOS® Investment Trust	$13,800,000	738,420		738,420	0	0

2

Name of Selling Securityholder	Principal Amount of Notes Beneficially Owned that may be Sold	Number of Shares of Common Stock Owned Prior to this Offering (1) (2)	Conversion Shares of Common Stock that may be Sold (2)	Notes Owned After Completion of this Offering (3)	Shares of Common Stock Owned After Completion of this Offering (3)
CEMEX Pension Plan	$170,000	9,096	9,096	0	0
City of Knoxville Pension System	$170,000	9,096	9,096	0	0
Delta Airlines Master Trust	$1,400,000	74,912	74,912	0	0
Delta Pilots Disability and Survivorship Trust	$500,000	26,754	26,754	0	0
Dorinco Reinsurance Company	$1,000,000	53,508	53,508	0	0
Greek Catholic Union of the USA	$70,000	3,745	3,745	0	0
Kettering Medical Center Funded Depreciation Account	$120,000	6,421	6,421	0	0
Knoxville Utilities Board Retirement System	$155,000	8,293	8,293	0	0
Louisiana Workers Compensation #2	$65,000	3,478	3,478	0	0
Louisiana Workers’ Compensation Corporation	$455,000	24,346	24,346	0	0
Macomb County Employees’ Retirement System	$385,000	20,600	20,600	0	0
Port Authority of Allegheny County Retirement and Disability Allowance Plan for the Employees Represented by Local 85 of the Amalgamated Transit Union	$785,000	42,004	42,004	0	0
Prisma Foundation	$70,000	3,745	3,745	0	0
SCI Endowment Care Common Trust Fund – National Fiduciary Services	$90,000	4,815	4,815	0	0
SCI Endowment Care Common Trust Fund – Suntrust	$50,000	2,675	2,675	0	0
SCI Endowment Care Common Trust Fund – Wachovia	$25,000	1,337	1,337	0	0
SPT	$1,000,000	53,508	53,508	0	0
The California Wellness Foundation	$250,000	13,377	13,377	0	0
The Cockrell Foundation	$90,000	4,815	4,815	0	0
The Dow Chemical Company Employees’ Retirement Plan	$2,800,000	149,824	149,824	0	0
The Fondren Foundation	$145,000	7,758	7,758	0	0
Union Carbide Retirement Account	$1,500,000	80,263	80,263	0	0
United Food and Commercial Workers Local 1262 and Employers Pension Fund	$380,000	20,333	20,333	0	0
Univar USA Inc. Retirement Plan	$420,000	22,473	22,473	0	0
Highbridge International LLC	$20,900,000	1,118,331	1,118,331	0	0
BNP Paribas Arbitrage	$7,000,000	374,560	374,560	0	0

3

Name of Selling Securityholder	Principal Amount of Notes Beneficially Owned that may be Sold	Number of Shares of Common Stock Owned Prior to this Offering (1) (2)	Conversion Shares of Common Stock that may be Sold (2)	Notes Owned After Completion of this Offering (3)	Shares of Common Stock Owned After Completion of this Offering (3)
Lydian Overseas Partners Master Fund, L.P.	$18,000,000	963,156	963,156	0	0
BBT Fund, L.P.	$18,000,000	963,156	963,156	0	0
Concentrated Alpha Partners, L.P.	$4,500,000	240,789	240,789	0	0
Mellon HBV Master Leveraged Multi-Strategy Fund L.P.	$350,000	18,728	18,728	0	0
Mint Master Fund Ltd.	$176,000	9,417	9,417	0	0
Quest Global Convertible Fund Ltd.	$675,000	36,118	36,118	0	0
Lighthouse Multi-Strategy Master Fund LP	$150,000	8,026	8,026	0	0
Lyxor/Qwest Fund Ltd.	$675,000	36,118	36,118	0	0
Nomura Securities International Inc.	$15,00,000	835,430	802,630	0	0
KBC Financial Products USA Inc.	$2,500,000	133,771	133,771	0	0
Convertible Securities Fund	$80,000	4,280	4,280	0	0
Nations Convertible Securities Fund	$9,920,000	530,806	530,806	0	0
CNH CA Master Account, L.P.	$500,000	26,754	26,754	0	0
Citigroup Global Markets, Inc.	$4,200,000	224,736	224,736	0	0
UBS AG London Prime Broker	$13,000,000	695,613	695,613	0	0
Grace Convertible Arbitrage Fund, Ltd.	$6,500,000	347,806	347,806	0	0
Delaware Investments Global Dividend and Income Fund, Inc.	$125,000	6,688	6,688	0	0
Delaware Investments Dividend and Income Fund, Inc.	$425,000	22,741	22,741	0	0
Delaware Dividend Income Fund, a series of Delaware Group Equity Funds V	$175,000	9,364	9,364	0	0
Ellsworth Convertible Growth and Income Fund, Inc.	$1,500,000	80,263	80,263	0	0
Bancroft Convertible Fund, Inc.	$1,500,000	80,263	80,263	0	0
CS Alternative Strategy Ltd.	$60,000	3,210	3,210	0	0
Cheyne Leveraged Fund LP	$1,658,000	88,717	88,717	0	0
Cheyne Fund LP	$2,170,000	116,113	116,113	0	0
CIP Limited Duration Company	$112,000	5,992	5,992	0	0
Citigroup Pension Fund CAP Arbitrage(7)	$454,000	24,292	24,292	0	0
SB Diversified Arbitrage Strategies(7)	$2,388,000	127,778	127,778	0	0
SB Enhanced Arbitrage Strategies(7)	$577,000	30,874	30,874	0	0
General Motors SB Multi Strategy(7)	$441,000	23,597	23,597	0	0
GM Pension(7)	$507,000	27,128	27,128	0	0
GM Veba(7)	$705,000	37,723	37,723	0	0

4

Name of Selling Securityholder	Principal Amount of Notes Beneficially Owned that may be Sold	Number of Shares of Common Stock Owned Prior to this Offering (1) (2)	Conversion Shares of Common Stock that may be Sold (2)		Notes Owned After Completion of this Offering (3)	Shares of Common Stock Owned After Completion of this Offering (3)
SB Market Neutral Arbitrage(7)	$639,000	34,192	34,192		0	0
SB Multi Strategy Arbitrage(7)	$8,789,000	470,287	470,287		0	0
Credit Suisse First Boston Europe Ltd.	$17,000,000	909,647	909,647		0	0
Whitebox Diversified Convertible Arbitrage Partners LP	$2,000,000	107,017	107,017		0	0
Polaris Vega Fund L.P.	$2,700,000	144,473	144,473		0	0
Sunrise Partners Limited Partnership	$5,550,000	366,773	296,973		0	0
McMahan Securities Co., L.P.	$2,500,000	133,771	133,771		0	0
FHS Trading, LTD	$2,500,000	133,771	133,771		0	0
Thomas Weisel Partners	$900,000	48,157	48,157		0	0

Total (8)	$230,000,000	12,846,746	12,307,001	(5)	0	0

(1)	Includes common stock into which the notes are convertible.

(2)	Assumes conversion of the notes into shares of common stock at a conversion rate of 53.5087 shares of common stock per each $1,000 principal amount of notes. The conversion rate and the number of shares of common stock issuable upon conversion of the notes are subject to adjustment under certain circumstances. See accompanying prospectus “Description of Notes – Conversion Rights.” Accordingly, the number of shares of common stock issuable upon conversion of the notes may increase or decrease from time to time.

(3)	We do not know when or in what amounts a selling securityholder may offer the notes or shares of common stock for sale. The selling securityholders might not sell any or all of the notes or shares of common stock offered by this prospectus supplement and accompanying prospectus. Because the selling securityholders may offer all or some of the notes or shares of common stock pursuant to this prospectus supplement and accompanying prospectus, and because there are currently no agreements, arrangements or understandings with respect to the sale of any of the notes or shares of common stock, we cannot estimate the number of the notes or shares of common stock that will be held by the selling securityholders after completion of this offering. However, for purposes of this table, we have assumed that, after completion of the offering pursuant to this prospectus, none of the notes or shares of common stock covered by this prospectus supplement and accompanying prospectus will be held by the selling securityholders.

(4)	Information about additional selling securityholders will be set forth in an amendment to the registration statement of which this prospectus supplement and accompanying prospectus are parts or in post-effective amendments to this prospectus supplement and accompanying prospectus before those securityholders make any offers or sales pursuant to this prospectus supplement and accompanying prospectus. We have assumed that any other selling securityholders, or any non-sale future transferee, pledge, donee or successor of any such other selling securityholders, do not beneficially own any shares of our common stock other than the shares of common stock issuable upon conversion of the notes.

(5)	We will issue cash for all fractional shares of common stock based on the closing sale price of the common stock on the trading day immediately preceding the conversion date.

(6)	Includes 3,500 shares of our common stock held by Allstate New Jersey Insurance Company, 5,000 shares held by Agents Pension Plan, and 21,400 shares held by Allstate Retirement Plan.

(7)	Saloman Brothers Asset Management, Inc. acts as discretionary investment advisor with respect to this account that holds the notes. Accordingly, Saloman Brothers Asset Management, Inc. may be deemed to be the Beneficial Owner of such notes.

(8)	The sum of the listed principal amounts of notes beneficially owned by the selling securityholders named in the table above exceeds $230,000,000 (which would be convertible into more than 12,307,001 shares of common stock) because certain selling securityholders may have transferred their notes or otherwise reduced their position prior to selling pursuant to this prospectus, and, as a result, we received beneficial ownership information from additional selling securityholders. The maximum principal amount of notes that may be sold under this prospectus, however, will not exceed $230,000,000. Accordingly, the $230,000,000 and 12,307,001 totals have been retained in the table above and represent the maximum principal amount of notes and maximum number of shares of common stock that could be sold hereunder. Also, the total number of shares of common stock owned prior to this offering represents the maximum 12,307,001 shares that could be sold hereunder plus any shares owned prior to acquisition of the notes. Information about additional selling securityholders will be set forth in subsequent post-effective amendments to the registration statement or supplements to this prospectus before those securityholders make any offers or sales pursuant to this prospectus. We have assumed that any other selling securityholders, or any non-sale future transferee, pledge, donee or successor of any such other selling securityholders, do not beneficially own any shares of our common stock other than the shares of common stock issuable upon conversion of the notes.

5

$230,000,000

Saks Incorporated

2.00% Convertible Senior Notes

due March 15, 2024,

and

12,307,001 Shares of Common Stock Issuable

Upon Conversion of the Notes

PROSPECTUS SUPPLEMENT NO. 2

            , 2004

PROSPECTUS

July 16, 2004

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Registration Fee	$29,141	*
Accounting Fees and Expenses	5,000
Legal Fees and Expenses	10,000
Printing Expenses	5,000
Miscellaneous Expenses	$2,000

Total	$51,141

*	Previously paid with filing of initial registration statement.

The foregoing items payable by the Registrant in connection with the registration and issuance of the securities being registered hereunder, except for the Securities and Exchange Commission registration fee, are estimated. We will pay all of the above expenses.

Item 15.	Indemnification of Directors and Officers

Article IX, Section 5, of the Registrant’s Amended and Restated By-laws provides that, notwithstanding anything contrary found in the Amended and Restated Charter, the Registrant is permitted, but is not required, to indemnify and hold harmless any employee or agent of the Registrant who is made, or threatened to be made, a party to any threatened, pending or completed action, suit of proceeding, whether civil, criminal, administrative or investigative.

The Registrant’s Amended and Restated Charter requires, under Article XII, that the Registrant indemnify and hold harmless its officers, directors, employees and agents from and against any claim, liability, loss or expense (including attorney’s fees) to the fullest extent such indemnification is permitted under the applicable provisions of the Tennessee General Corporation Act, absent any limitation or modification that the By-laws or any Resolutions of the Registrant may set forth. The indemnification right is not to be exclusive of any other rights which such director, officer or employee may be entitled.

Item 16.	Exhibits

The following exhibits are filed as part of this post-effective amendment no. 2 to the registration statement.

Exhibit Number	Description
4.1	Indenture, dated as of March 23, 2004, between Saks Incorporated, the Subsidiary Guarantors named therein, and The Bank of New York Trust Company, N.A., as Trustee (relating to Saks’ $230,000,000 of 2.00% Convertible Senior Notes due March 15, 2024) (incorporated by reference from Exhibit 4.1 to the current report on Form 8-K filed by Saks Incorporated on March 26, 2004).

4.2	Registration Rights Agreement, dated as of March 23, 2004, between Saks Incorporated, certain subsidiaries of Saks named therein, Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the several Purchasers named in the Purchase Agreement dated March 17, 2004 (incorporated by reference from Exhibit 4.2 to the current report on Form 8-K filed by Saks Incorporated on March 26, 2004).

4.3	Form of 2.00% Convertible Senior Note due March 15, 2024 (included in Exhibit 4.1).

4.4	Form of Note Guarantee, dated as of March 23, 2004, to be executed by the Subsidiary Guarantors (included in Exhibit 4.1).

5.1	Opinion of Charles J. Hansen regarding legality of the Securities (previously provided with the Registrant’s registration statement on Form S-3 filed with the SEC on June 17, 2004).

12	Statement of the Computation of the Ratio of Earnings to Fixed Charges (previously provided with the Registrant’s registration statement on Form S-3 filed with the SEC on June 17, 2004).

23.1	Consent of Charles J. Hansen (included in Exhibit 5.1).

23.2	Consent of PricewaterhouseCoopers LLP, Independent Certified Public Accountants (previously provided with Amendment No. 1 to the Registrant’s registration statement on Form S-3/A filed with the SEC on July 15, 2004).

24.1	Power of Attorney for the Directors and Officers of Saks Incorporated (previously provided with the Registrant’s registration statement on Form S-3 filed with the SEC on June 17, 2004).

24.2	Powers of Attorney for the Directors and Officers of the Subsidiary Guarantors (previously provided with the Registrant’s registration statement on Form S-3 filed with the SEC on June 17, 2004).

25.1	Statement of Eligibility of Trustee on Form T-1 (previously provided with the Registrant’s registration statement on Form S-3 filed with the SEC on June 17, 2004).

Item 17.	Undertakings

A.	Rule 415 Offering

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of Securities offered (if the total dollar value of Securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B.	Subsequent Documents Incorporated By Reference

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the Securities offered therein, and the offering of such Securities at that time shall be deemed to be the initial bona fide offering thereof.

C.	Indemnification of Officers, Directors and Controlling Persons

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS INCORPORATED

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* R. Brad Martin	Chairman of the Board, Chief Executive Officer (Principal Executive Officer) and Director

* Stephen I. Sadove	Vice Chairman of the Board, Chief Operating Officer and Director

* Douglas E. Coltharp	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* Donald E. Wright	Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Bernard E. Bernstein	Director

Stanton J. Bluestone	Director

* Ronald de Waal	Director

* James A. Coggin	President and Chief Administrative Officer and Director

Julius W. Erving	Director

* Michael S. Gross	Director

* Donald E. Hess	Director

* George L. Jones	President and Chief Executive Officer of Saks Incorporated Department Store Group and Director

C. Warren Neel	Director

* Marguerite W. Sallee	Director

* Christopher J. Stadler	Director

Nora P. McAniff	Director

* Robert B. Carter	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

CARSON PIRIE HOLDINGS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

HERBERGER’S DEPARTMENT STORES, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Governors (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Governors

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

JACKSON LEASING, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MCRAE’S OF ALABAMA, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MCRAE’S STORES PARTNERSHIP

By its General Partners:

McRae’s, Inc.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President

Parisian, Inc.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MCRAE’S STORES SERVICES, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MCRAE’S, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MCRIL, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

NEW YORK CITY SAKS, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

NORTHPARK FIXTURES, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

PARISIAN, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

PMIN GENERAL PARTNERSHIP

By its Managing Partner:

Parisian, Inc.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS & COMPANY

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Brian J. Martin	President and Director

* Douglas E. Coltharp	Executive Vice President (Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS DIRECT, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS DISTRIBUTION CENTERS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS FIFTH AVENUE DISTRIBUTION COMPANY

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS FIFTH AVENUE OF TEXAS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS FIFTH AVENUE TEXAS, L.P.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Management Committee (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Management Committee

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS FIFTH AVENUE, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS WHOLESALERS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

MERCHANDISE CREDIT, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

/s/ Charles J. Hansen Charles J. Hansen	Executive Vice President and Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SAKS HOLDINGS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SCIL STORE HOLDINGS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SCCA STORE HOLDINGS, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President (Principal Executive Officer)

* Donald E. Wright	Senior Vice President (Principal Financial Officer and Principal Accounting Officer)

/s/ Charles J. Hansen Charles J. Hansen	Executive Vice President and Secretary and Director

* James S. Scully	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SCCA, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

/s/ Charles J. Hansen Charles J. Hansen	President and Member of the Board of Managers (Principal Executive Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James S. Scully	Senior Vice President and Assistant Secretary and Member of the Board of Managers (Principal Financial Officer)

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SCIL, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

SFAILA, LLC

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Member of the Board of Managers (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Member of the Board of Managers

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this post-effective amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on August 19, 2004.

TEX SFA, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen Executive Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 19, 2004:

Name	Title

* Douglas E. Coltharp	President and Director (Principal Executive Officer and Principal Financial Officer)

* Donald E. Wright	Executive Vice President (Principal Accounting Officer)

* James A. Coggin	Director

* By:	/s/ Charles J. Hansen
Charles J. Hansen Attorney-in-Fact